Exhibit 99.1

IQM, a Global Leader for Quantum Computing, to Become the First Listed European Quantum Company, Through Merger with Real Asset Acquisition Corp.

●	Global commercial leader with 21 systems sold to 13 customers to date – including 4 out of the top 10 supercomputing centres globally.

●	Industrial leader with 15 systems delivered (largest number publicly disclosed by selected quantum companies1), 30+ computers built, own chip factory and quantum data centre.

●	The transaction values IQM at a pre-money equity valuation of approximately USD 1.8 billion and makes IQM the first European quantum company to go public.

●	With the close of this transaction, IQM’s cash position expected to exceed USD 450 million.[2]

●	Significant business momentum, with at least USD 35 million[3] 2025 revenue (unaudited) and over USD 100 million bookings / visibility as of year-end 2025.

●	Strong commercial integrations with high-performance computing and enterprise platforms across the quantum/AI value chain such as NVIDIA, Hewlett Packard Enterprise, AWS, Toyo Corporation and Bechtle AG.

●	Technical successes, achieving greater than 99.9% fidelity for single-qubit and two-qubit gates and readouts in their processors, and on track to deliver broad commercialization with the release of its next generation system, Halocene.

PRINCETON, NJ & ESPOO, FINLAND | 23 February 2026 | IQM Finland Oy, a global leader in full-stack superconducting quantum computers (“IQM”, “IQM Quantum Computers” or the “Company”), and Real Asset Acquisition Corp. (Nasdaq: RAAQ), a special purpose acquisition company (“RAAQ”), today announced they have entered into a definitive business combination agreement, which will result in IQM becoming a public company and listing American Depositary Shares on one of the two leading U.S. stock exchanges. The transaction provides funding with the aim to accelerate IQM’s technology and commercial development towards fault-tolerance quantum computing, further advancing its position as a leading provider of quantum computers.

Headquartered in Finland, IQM is also considering a dual listing that would see the trading of IQM’s ordinary shares on the Helsinki stock exchange, which would be expected to take place following the completion of this transaction.

IQM is a quantum computing company that builds full stack, open-architecture systems that can be deployed on-premise or accessed via the cloud. IQM operates a vertically integrated business model, boasting a unique combination of proprietary infrastructure from their own chip design tool and software developer platform, to a quantum chip fab, assembly line and data centre, allowing the company to accelerate its innovation cycles, deliver best-in-class quantum computing to its customers and enabling the quantum ecosystem to grow.

Transaction Highlights:

Following completion of the transaction, IQM’s cash on its balance sheet is expected to be in excess of USD 450 million cash at closing4 (including IQM’s existing cash), providing runway for continued broad commercial advantage:

●	Approximately USD 175 million of cash held in RAAQ’s trust account (based on the current amount in the trust account and assuming no redemptions);

●	Approximately USD 134 million in proceeds from a PIPE financing at USD 10.00 per share from leading new and existing and institutional investors, to close concurrently with the business combination, subject to the satisfaction of certain customary closing conditions;

●	Expected USD 24 million in proceeds from the cash exercise of outstanding IQM warrants prior to the closing;

●	Existing cash on IQM’s balance sheet of USD 172 million (unaudited as of year-end 2025); and

●	The transaction values IQM at a pre-money equity valuation of approximately USD 1.8 billion.

Jan Goetz, Co-Founder and Chief Executive Officer, IQM, said: “We built IQM from the beginning for one purpose — to put working quantum computers in the hands of the people who will use them to solve real problems. Not someday. Now. Quantum computing is a science project no more. It is an industry where customers own, operate, and build on advanced quantum computers. That’s what IQM makes possible.”

Peter Ort, Chief Executive Officer and Co-Chairman, Real Asset Acquisition Corp, said: “IQM has built and delivered more on-premises quantum systems than any other competitor5 — to some of the most demanding research institutions on earth. This transaction will accelerate the growth of a company that has already earned its position in the field, with real customers, running real quantum systems, today.”

Sierk Poetting, Chairman of IQM’s Board of Directors, said: “Going public is not a change of direction but is rather an acceleration. The board stands fully behind IQM’s mission and goals to make quantum infrastructure as foundational and accessible as classical computing.”

The existing IQM shareholders will not sell any shares or receive any cash consideration as part of the transaction and all material IQM shareholders have committed to a customary lock-up agreement at close of this transaction.

The board of directors of both IQM and RAAQ have each unanimously approved the proposed business combination. The closing of the proposed business combination is subject to, among other things, the approval by shareholders of RAAQ and IQM of the business combination agreement and the satisfaction of other customary closing conditions.

Additional information about the proposed business combination, including a copy of the business combination agreement, will be provided in a Current Report on Form 8-K to be filed by RAAQ with the Securities and Exchange Commission (the “SEC”).

The securities being sold in the PIPE financing have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws and accordingly may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities being offered in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Contacts

Media contact:

Michael Bruce

PR Manager

press@meetiqm.com

Investor contact:

Blair Robertson

VP, Strategy

ir@meetiqm.com

Conference Call Information

Management of IQM and RAAQ will host an investor conference call to discuss the proposed transaction and review an investor presentation, with exact details to be updated and confirmed with a follow-up announcement. Interested investors will be able to access a recording of the conference call by visiting https://meetiqm.com/investors/. A transcript of the call will also be filed by RAAQ with the SEC.

Advisors

J.P. Morgan SE is serving as financial advisor and capital market advisor to IQM. J.P. Morgan Securities LLC and TD Cowen are serving as PIPE placement agents to IQM. Rothschild & Co. is serving as financial advisor and capital markets advisor to IQM’s and its Board of Directors. TD Cowen is serving as financial advisor and capital markets advisor to RAAQ. Cohen & Company Capital Markets is serving as a capital markets advisor to RAAQ. Cooley LLP and Borenius Attorneys Ltd are serving as legal advisors to IQM, and Perkins Coie LLP, Krogerus Attorneys Ltd and Conyers Dill & Pearman LLP are serving as legal advisors to RAAQ. DLA Piper LLP (US) is serving as legal advisor to J.P. Morgan Securities LLC and TD Cowen. The Blueshirt Group is serving as investor relations advisor to IQM.

About IQM Quantum Computers

IQM Finland Oy (“IQM”, “IQM Quantum Computers”, “Company”) is a global leader in superconducting quantum computers. IQM provides both on-premises full-stack quantum computers and a cloud platform to access its systems. IQM customers include leading high-performance computing centres, research laboratories, universities, and enterprises that require full access to quantum hardware and software. IQM has over 300 employees, with headquarters in Finland and a global presence including France, Germany, Italy, Japan, Poland, Saudi Arabia, Spain, Singapore, South Korea, Taiwan, UK and the United States.

About Real Asset Acquisition Corp.

Based in Princeton, NJ, Real Asset Acquisition Corp. is a Nasdaq-listed (Nasdaq: RAAQ) special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. The RAAQ team includes seasoned quantum computing experts with deep technical and industry experience.

[1]	Represent publicly announced on-premises deliveries from each of IBM, D-Wave, Pasqal, Rigetti, IonQ, OQC, Quandela, Anyon Systems, QuEra, Atom Computing and Quantinuum
[2]	Inclusive of cash commitments in excess of $130M from the PIPE, in addition to approximately $24M from expected exercises of warrants prior to transaction close, in addition to cash proceeds of the RAAQ trust (assuming nil redemptions) and IQM existing cash as of 12/31/25, less expected transaction expenses of $25M
[3]	Exchange rate of EUR/USD of 1.174 as of December 31, 2025
[4]	Inclusive of cash commitments in excess of $130M from the PIPE, in addition to approximately $24M from expected exercises of warrants prior to transaction close, in addition to cash proceeds of the RAAQ trust (assuming nil redemptions) and IQM existing cash as of 12/31/25, less expected transaction expenses of $25M
[5]	Represent publicly announced on-premises deliveries from each of IBM, D-Wave, Pasqal, Rigetti, IonQ, OQC, Quandela, Anyon Systems, QuEra, Atom Computing and Quantinuum

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed business combination, IQM intends to file with the SEC a registration statement on Form F-4 (the “Registration Statement”), which will include a preliminary proxy statement of RAAQ and a preliminary prospectus of IQM, and after the Registration Statement is declared effective by the SEC, RAAQ will mail the definitive proxy statement/prospectus relating to the proposed business combination to its shareholders as of a record date to be established for voting at the extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”). The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the proposed business combination and the other matters to be voted upon at the Extraordinary General Meeting. This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. RAAQ and IQM may also file other documents with the SEC regarding the proposed business combination. RAAQ’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about RAAQ, IQM and the proposed business combination. Shareholders may obtain copies of the Registration Statement, including the preliminary or definitive proxy statement/prospectus contained therein, and the other documents filed or that will be filed by RAAQ and IQM with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the U.S. federal securities laws and “forward-looking information” within the meaning of applicable non-U.S. securities laws (collectively, “forward-looking statements”). Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based upon current estimates and assumptions that, while considered reasonable by IQM and its management, and RAAQ and its management, as the case may be, are inherently uncertain. These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections regarding the Company’s ability to commercialize new products and technologies; projections of development and commercialization costs and timelines; expectations regarding the Company’s ability to execute its business model and the expected financial benefits of such model; expectations regarding the Company’s ability to attract, retain and expand its customer base; the Company’s deployment of proceeds from capital raising transactions; the Company’s expectations concerning relationships with strategic partners, suppliers, governments, state-funded entities, regulatory bodies and other third parties; the Company’s ability to maintain, protect and enhance its intellectual property; future ventures or investments in companies, products, services or technologies; development of favorable regulations affecting the Company’s markets; the successful consummation and potential benefits of the proposed business combination and expectations related to its terms and timing; the stock exchanges on which the securities of the combined company are expected to trade; proceeds from the business combination and related PIPE; funds received by the combined company from RAAQ’s trust account and redemptions by RAAQ’s public shareholders; the Company’s ability to commercialize its hardware and software; the expectation that the Company is building the sovereign infrastructure that allows quantum ecosystems to grow; and the potential for the Company to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of the Company and RAAQ

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause the actual results of the combined company following the proposed transaction, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that the Company is pursuing an emerging technology, which faces significant technical challenges and may not achieve commercialization or market acceptance; the Company’s historical net losses and limited operating history; the Company’s expectations regarding future financial performance, capital requirements and unit economics; the Company’s use and reporting of business and operational metrics; the Company’s competitive landscape; the Company’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; the Company’s concentration of revenue in contracts with government or state-funded entities; the Company’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; the Company’s reliance on strategic partners and other third parties; the Company’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the possibility that required shareholder and regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of RAAQ could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against the Company or RAAQ; failure to realize the anticipated benefits of the proposed transaction; the ability of IQM or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in RAAQ’s and the Company’s filings with the SEC. These forward-looking statements are based on certain assumptions, including that none of the risks identified above materialize; that there are no unforeseen changes to economic and market conditions, and that no significant events occur outside the ordinary course of business. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by the Company, RAAQ or the combined company resulting from the proposed business combination with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of the Company’s and RAAQ’s management as of the date of this communication; subsequent events and developments may cause their assessments to change. While the Company and RAAQ may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so, unless required by applicable securities laws. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this communication, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. An investment in RAAQ is not an investment in any of RAAQ’s founders’ or sponsors past investments, companies, or affiliated funds. The historical results of those investments are not indicative of future performance of RAAQ, which may differ materially from the performance of RAAQ’s founders’ or sponsors past investments.

Participants in the Solicitation

RAAQ, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from RAAQ’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of RAAQ’s shareholders in connection with the proposed transaction will be set forth in the Registration Statement, including the proxy statement/prospectus contained therein, when it is filed with the SEC. You can find more information about RAAQ’s directors and executive officers in RAAQ’s final prospectus related to its initial public offering filed with the SEC on May 15, 2025 and in the subsequent Quarterly Reports on Form 10-Q filed by RAAQ with the SEC. Shareholders, potential investors, and other interested persons should read the Registration Statement, including the proxy statement/prospectus contained therein, carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction, including any European Economic Area member state or the United Kingdom. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. Any potential dual listing of IQM’s ordinary shares on the Helsinki stock exchange referred to in this communication would be made by means of a prospectus as set out in the EU Prospectus Regulation. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.